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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        February 9, 2001
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                              M&T BANK CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


        001-9861                                     16-0968385
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(Commission File Number)                (I.R.S. Employer Identification No.)




One M&T Plaza, Buffalo, New York                                14203
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:        (716) 842-5445
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                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)




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         Item 5.  Other Events.

         Acquisition of Premier National Bancorp, Inc. On February 9, 2001, M&T Bank Corporation consummated the merger (the "Merger") of Premier National Bancorp, Inc. ("Premier") with and into Olympia Financial Corp. ("Olympia"), a wholly owned subsidiary of M&T Bank Corporation ("M&T"), pursuant to the Agreement and Plan of Reorganization dated as of July 9, 2000 by and among M&T, Olympia and Premier (the "Reorganization Agreement") and related Agreement and Plan of Merger (as amended). Disclosure that M&T, Olympia and Premier had entered into the Reorganization Agreement was previously reported by M&T in its Current Report on Form 8-K dated July 9, 2000.

         After application of the election, allocation and proration procedures contained in the Agreement and Plan of Merger set forth as Annex A to the Reorganization Agreement, the aggregate consideration for the Merger consisted of approximately 2,440,000 shares of M&T common stock and approximately $170 million in cash.

         Following the Merger, Premier National Bank ("Premier Bank"), Premier's bank subsidiary, was merged (the "Bank Merger") with and into Manufacturers and Traders Trust Company ("M&T Bank"), a wholly owned subsidiary of Olympia. As a result of the Bank Merger, M&T Bank acquired 34 banking offices formerly operated by Premier Bank in the mid-Hudson Valley.

         Upon consummation of the Merger, T. Jefferson Cunningham III, formerly Chairman and Chief Executive Officer of Premier, became a director of M&T and M&T Bank and Chairman of M&T Bank's Hudson Valley Advisory Board.

         The foregoing description of the Merger is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 99.2 to M&T's Registration Statement on Form S-4, SEC File No. 333-48946, dated October 30, 2000.

         M&T's announcement of the consummation of the Merger was made by means of Press Releases issued on February 10 and February 12, 2001, copies of which are set forth as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.




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         Item 7.  Financial Statements and Exhibits

         The following exhibits are filed herewith:

         Exhibit No.



           99.1     M&T Bank Corporation Press Release, dated February 10, 2001.

           99.2     M&T Bank Corporation Press Release, dated February 12, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                M&T BANK CORPORATION




Date: February 22, 2001   By:                   /s/ Michael P. Pinto
                                                --------------------------------
                                                Michael P. Pinto
                                                Executive Vice President
                                                and Chief Financial Officer






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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: July 9, 2000                      Commission File Number: 001-9861
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                              M&T BANK CORPORATION


                                  EXHIBIT INDEX

Exhibit No.

            99.1       M&T Bank Corporation Press Release, dated February 10,
                       2001.

            99.2       M&T Bank Corporation Press Release, dated February 12,
                       2001.